UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 13, 2011

CRACKER BARREL OLD COUNTRY STORE, INC.

Tennessee	0-25225	62-1749513
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(615) 444-5533

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.

On July 13, 2011, Cracker Barrel Old Country Store, Inc. (the “Company”) began notifying employees whose employment will be terminated as part of a workforce reduction.   The Company implemented the workforce reduction to streamline operations and reduce operating expenses.  The workforce reduction is expected to be substantially complete by July 15, 2011.

In connection with the workforce reduction, the Company expects to incur pre-tax cash charges of between $4 and $5 million for severance benefits and other related expenses. The Company expects to recognize the majority of the charges in the fourth quarter of fiscal 2011, with the remaining costs to be recognized in the first quarter of fiscal 2012. The charges that the Company expects to incur in connection with the workforce reduction are subject to a number of assumptions, and actual results may differ. The Company may also incur other charges not currently contemplated due to events that may occur as a result of, or associated with, the workforce reduction.

This Item 2.05 contains forward-looking statements, including, but not limited to, statements related to the estimated charges for the workforce reduction, including estimated cash expenditures related to severance payments, and the timing for completion of the workforce reduction. Forward-looking statements involve risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this report. The Company’s annual report on Form 10-K filed with the SEC on September 28, 2010, contains under the heading, “Risk Factors,” a more comprehensive description of these and other risks to which the Company is subject. In addition, the Company’s workforce reduction costs may be greater than anticipated, and the workforce reduction and any future workforce or other expense reductions may have an adverse impact on the Company’s development activities and its ability to retain key personnel. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the workforce reduction disclosed in Item 2.05 of this Current Report on Form 8-K, Patrick A. Scruggs, the Company’s principal accounting officer, ceased to be an employee of the Company on July 13, 2011.

Item 7.01. Regulation FD Disclosure.

On July 15, 2011, the Company issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein, announcing the workforce reduction.

The information presented herein under Item 7.01 shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in  such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index immediately following signature page.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2011	CRACKER BARREL OLD COUNTRY
STORE, INC.

	By:	/s/ Lawrence E. Hyatt
	Name:	Lawrence E. Hyatt
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Cracker Barrel Old Country Store, Inc. dated July 15, 2011 (furnished only)